Exhibit 99.1

Innovative Industrial Properties 1 INNOVATIVE INDUSTRIAL PROPERTIES NYSE: IIPR INNOVATIVEINDUSTRIALPROPERTIES.COM COMPANY PRESENTATION – NOVEMBER 2024

FORWARD LOOKING STATEMENTS

This presentation and our associated comments include "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) that are subject to risks and uncertainties. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, our dividend rate and policy, demographics, results of operations, plans and objectives are forward-looking statements. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You can identify forward-looking statements by the use of forward-looking terminology such as "believes", "expects", "may", "will", "should", "seeks", "approximately", "intends", "plans", "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: rates of default on leases for our assets; concentration of our portfolio of assets and limited number of tenants; the estimated growth in and evolving market dynamics of the regulated cannabis market; the demand for regulated cannabis facilities; inflation dynamics; our ability to improve our internal control over financial reporting, including our inability to remediate an identified material weakness, and the costs and the time associated with such efforts; the impact of pandemics on us, our business, our tenants, or the economy generally; war and other hostilities, including the conflicts in Ukraine and Israel; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law; availability of suitable investment opportunities in the regulated cannabis industry; our understanding of our competition and our potential tenants' alternative financing sources; the expected medical-use or adult-use cannabis legalization in certain states; shifts in public opinion regarding regulated cannabis; the potential impact on us from litigation matters, including rising liability and insurance costs; the additional risks that may be associated with certain of our tenants cultivating, processing and/or dispensing adult-use cannabis in our facilities; the state of the U.S. economy generally or in specific geographic areas; economic trends and economic recoveries; our ability to access equity or debt capital; financing rates for our target assets; our level of indebtedness, which could reduce funds available for other business purposes and reduce our operational flexibility; covenants in our debt instruments, which may limit our flexibility and adversely affect our financial condition; our ability to maintain our investment grade credit rating; changes in the values of our assets; our expected portfolio of assets; our expected investments; interest rate mismatches between our assets and our borrowings used to fund such investments; changes in interest rates and the market value of our assets; the degree to which any interest rate or other hedging strategies may or may not protect us from interest rate volatility; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; how and when any forward equity sales may settle; our ability to maintain our qualification as a real estate investment trust for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940; availability of qualified personnel; and market trends in our industry, interest rates, real estate values, the securities markets or the general economy.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. In addition, we discussed a number of material risks in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Any forward-looking statement made by us speaks only of the date on which we make it. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Stockholders and investors are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in our filings and reports.

Market and industry data are included in this presentation. We have obtained substantially all of this information from internal studies, public filings, other independent published industry sources and market studies prepared by third parties. We believe these internal studies, public filings, other independent published industry sources and market studies prepared by third parties are reliable. However, this information may prove to be inaccurate. No representation or warranty is made as to the accuracy of such information. All amounts shown in this presentation are unaudited. This is not an offer to sell or solicitation to buy securities of Innovative Industrial Properties, Inc. Any offers to sell or solicitations to buy securities of Innovative Industrial Properties, Inc. shall be made only by means of a prospectus approved for that purpose.

Innovative Industrial Properties 2

Innovative Industrial Properties 3 NNN cannabis REIT • Large diversified portfolio of over $2.5B of cannabis real estate • Diversified across 19 states and 30 tenants (4) • Contractual, annual escalations provide built in cash flow growth History of providing value to shareholders • Consistent dividend and AFFO per share performance • One of the lowest leveraged publicly traded REITs • Demonstrated access to multiple capital markets IIPR provides direct investment exposure to cannabis with the stability of real estate • The only NYSE - listed cannabis REIT • High growth industry with an estimated 9% CAGR over next 5 years (5) • Exposure to numerous cannabis markets and tenants Seasoned management team with significant REIT experience • Our founder, Alan Gold, has a history of establishing real estate companies • Senior management team with long term public REIT experience Note : Data as of September 30 , 2024 , unless otherwise noted . (1) Total Committed / Invested Capital includes (1) total investments in properties (consisting of purchase price and improvements reimbursed to tenants, if any, but excluding transaction costs) and (2) total additional commitments to reimburse certain tenants for completion of construction and improvements at the properties . Excludes a $ 23 . 0 million loan commitment from us to a developer for construction of a regulated cannabis cultivation and processing facility in California and a seller - financed note issued to us by the buyer in connection with our disposition of a portfolio of four properties in southern California . (2) Reflects annualized common stock dividend paid on October 15 , 2024 of $ 1 . 90 per share . The decision to declare or pay dividends is in the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a dividend will be declared or paid for any time period in any amount . (3) Weighted average lease length calculated by weighting the remaining lease term based on the base rent and management fees, after the expiration of applicable base rent phase - in periods for the Operating Portfolio . (4) Each “Tenant” represents the parent company of the tenant, for which the parent company has provided a corporate guaranty . A parent company may have multiple tenant subsidiaries across IIPR’s properties . Excludes non - cannabis tenants . (5) BDSA Legal Cannabis Market Forecast (March 2024 ) . IIPR AT A GLANCE $2.5B Total Committed / Invested Capital (1) 108 Properties 9 .0M Rentable Square Feet 19 U.S. States $7.60 Q3 2024 Annualized Dividend (2) $76.5M Q3 2024 Total Revenue 14.0 Years Weighted Average Lease Length (3) COMPANY SPOTLIGHT

Innovative Industrial Properties 4 Founded in 2016 to Support the Growth and Capital Needs of the Regulated Cannabis Industry First and only publicly traded company on the NYSE (NYSE: IIPR) to provide real estate capital to address the specific needs of cannabis facility operators Specialized Real Estate U.S. cannabis operators require mission critical facilities with specialized buildouts to optimize environment and conform to licensing and zoning requirements Operators’ Outsized Need for Capital U.S. cannabis operators have an outsized need for capital to fund growth Rapid Adoption of State Legalization As of August 2024, 40 states and Washington, D.C. have legalized cannabis for medical - use, and 24 states and Washington, D.C. have legalized cannabis for adult - use (2) Large and Growing Industry Regulated cannabis sales estimated to grow to $46 billion by 2028, over 50% more than 2023 estimated regulated sales of $30 billion (1) Operators’ Limited Access to Financing Due to federal prohibition and being a nascent industry, U.S. cannabis operators were historically required to fund growth through highly dilutive forms of capital absent other forms of financing (1) BDSA Legal Cannabis Market Forecast (March 2024 ) . (2) National Conference of State Legislatures (www . ncsl . org), MJBizDaily (mjbizdaily . com) . WHY IIPR WAS FORMED

Innovative Industrial Properties 5 Structured long - term cash flows • Generally, 15 - 20 year initial lease terms (vs. ~5 years for traditional industrial leases) • Leases generally subject to parent company guarantees covering operations throughout the United States Capital efficient lease structure • Target leases are generally 100% triple - net ⚬ No recurring capital expenditures during lease term ⚬ All property expenses paid by the tenant, including capital repairs, property taxes and property insurance Strong initial rental yields with annual escalations Align closely with state - licensed cannabis operators Provide attractively priced financing that maximizes tenants’ access to capital Facilitate our tenants’ growth plans Execute sale - leasebacks and fund improvements for cultivation, processing and retail properties OUR BUSINESS MODEL & BENEFITS Established to Meet the Needs of Our Tenants

Innovative Industrial Properties 6 PORTFOLIO OVERVIEW IIPR has a geographically diversified portfolio of properties throughout the United States Note : Data as of September 30 , 2024 , unless otherwise noted . (1) As a % of Annualized Base Rent (“ABR”) . ABR is calculated by multiplying the sum of contractually due base rents and property management fees for the last month in the quarter, by twelve . (2) “Industrial” reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space . Property Type (1) State Diversification (1) Square Feet (000s) # of Properties % of ABR (1) ABR ($000s) (1) State 965 7 14.6% $42,910 Illinois 1,361 10 13.9% 40,774 Pennsylvania 989 10 13.2% 38,774 Massachusetts 623 2 10.9% 32,054 New York 946 14 9.7% 28,559 Michigan 1,153 5 9.1% 26,807 Florida 374 5 5.9% 17,307 Ohio 291 4 4.6% 13,497 New Jersey 814 8 4.1% 12,022 California 271 3 3.9% 11,360 Maryland 7,787 68 89.9% $264,064 Total – Top 10 States 10 - 15% No Presence 0 - 5% 5 - 10% 2% Retail 92% Industrial (2) 6% Industrial / Retail

Innovative Industrial Properties 7 Balance Sheet Statistics $300.0 Million 2024 2025 2026 2027 2028 Thereafter Notes Due 2026 Debt Overview Revolving Credit Facility: • Entire $50.0M capacity is undrawn Unsecured Senior Notes: • Investment grade rating BBB+ from Egan Jones, since May 2021 • $300.0M of 5.50% unsecured senior notes due May 25, 2026 Capital Structure (2) Debt Maturity Profile Note : As of September 30 , 2024 , unless otherwise noted . (1) Calculated in accordance with the indenture governing the Notes due 2026 , included in the Current Report on Form 8 - K filed with the Securities and Exchange Commission on May 25 , 2021 . (2) Share price per S&P Capital IQ Pro as of 9 / 30 / 2024 . $0.0B $0.5B $1.0B $1.5B $2.0B $2.5B $3.0B $3.5B $4.0B $3.8B in Common Equity $25.1M in Preferred Equity $300.0M in Gross Debt 11% Debt to Total Gross Assets (1) 17x Debt Service Coverage Ratio (1) No Debt Maturities Until 2026 IIPR is One of the Lowest Leveraged Public REITs BALANCE SHEET HIGHLIGHTS

DIVERSIFIED TENANT BASE

Tenant	ABR ($000s)	ABR (%)(1)	Square Feet (000s)	ABR/SF
PHARMACANN	$48,608	16.5%	697	$70
AWH	30,398	10.3%	624	49
Green Thumb	21,913	7.5%	664	33
curaleaf	20,313	6.9%	578	35
Trulieve	19,311	6.6%	740	26
THE CANNABIST COMPANY	17,955	6.1%	588	31
4FRONT	16,960	5.8%	488	35
HOLISTIC INDUSTRIES	16,741	5.7%	298	56
CRESCO LABS	16,527	5.6%	379	44
Parallel	15,744	5.4%	593	27
Total	**$224,470**	**76.4%**	**5,649**	**$40**

Total Committed / Invested Capital & Tenant Growth(2)



Invested Capital
# of Tenants
1
4
8
18
20
26
29
30
30
$30.0M
$73.3M
$167.4M
$690.0M
$1.3B
$2.0B
$2.3B
$2.4B
$2.5B
2016
2017
2018
2019
2020
2021
2022
2023
9/30/2024

Tenant Composition(1)(3)



Public vs. Private
62% Public
38% Private
Operator Type(4)
91% MSO
9% SSO

Note: Data as of September 30, 2024, unless otherwise noted.

(1) As a % of Annualized Base Rent ("ABR"). ABR is calculated by multiplying the sum of contractually due base rents and property management fees for the last month in the quarter, by twelve.

(2) Each "Tenant" represents the parent company of the tenant, for which the parent company has provided a corporate guaranty. A parent company may have multiple tenant subsidiaries across IIP's properties. Includes two pre-leased tenants. Excludes non-cannabis tenants from tenant count. Total Committed / Invested Capital includes (1) total investments in properties (consisting of purchase price and improvements reimbursed to tenants, if any, but excluding transaction costs) and (2) total additional commitments to reimburse certain tenants for completion of construction and improvements at the properties. Excludes a $23.0 million loan commitment from us to a developer for construction of a regulated cannabis cultivation and processing facility in California and a seller-financed note issued to us by the buyer in connection with our disposition of a portfolio of four properties in southern California.

(3) Excludes non-cannabis tenants that comprise less than 1% of annualized base rent in the aggregate.

(4) "MSO" stands for Multi-State Operator which means the tenant (or guarantor) conducts cannabis operations in more than one state. "SSO" stands for Single-State Operator which means the tenant (or guarantor) conducts cannabis operations in a single state.

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Innovative Industrial Properties 9 $0.55 $1.20 $2.83 $4.47 $5.72 $7.10 $7.22 $0.67 $1.34 $3.28 $5.01 $6.66 $8.45 $9.08 2017 2018 2019 2020 2021 2022 2023 Dividend/Share AFFO/Share HISTORICAL PERFORMANCE OF AFFO AND DIVIDENDS 80% 84% 86% 89% 86% 90% 82% AFFO Payout (3) : Annual AFFO Per Diluted Share CAGR (1,2) ‘17 – ’23: 54% Annual Dividend Per Share CAGR (2) ‘17 – ’23: 54% Average AFFO Payout Ratio ‘17 – ’23: 85% (1) Management believes that Adjusted Funds From Operations (“AFFO”) and AFFO per diluted share are appropriate supplemental measures of a REIT’s operating performance . See the company’s Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2024 and Appendix A to the company’s proxy statement, as filed with the U . S . Securities and Exchange Commission on May 9 , 2024 and April 1 , 2024 , respectively, for definitions and a reconciliation of AFFO to GAAP net income attributable to common stockholders . (2) "CAGR" represents compound annualized growth rate for the relevant metric . (3) Calculated as dividends declared for the specified period divided by AFFO per diluted share .

Innovative Industrial Properties 10 Review of Management Ability to Raise Capital Financial Underwriting Guarantees and Security Deposits Ongoing Monitoring UNDERWRITING & MONITORING Diligent underwriting process with a focus on best - in - class operators within the regulated cannabis industry • Experienced management team • Alignment of management within ownership of the business • Evaluation of the macro environment surrounding strategic capital raising in the tenants’ prospective markets • History of successful capital raising and a cash balance on hand today • Evaluation of financial projections utilizing existing knowledge of industry dynamics • Detailed review of financial statements, strategic initiatives, and growth plans • Leases generally subject to parent company guarantees covering operations throughout the United States • Security deposits with larger deposits for less mature tenants • Quarterly reviews and requests for information pertaining to financials and ongoing operations of all properties • Meetings with tenants to talk through operations and financials

Innovative Industrial Properties 11 Ξ'ĞŽEĂŵĞƐ͕DŝĐƌŽƐŽŌ͕dŽŵdŽŵ WŽǁĞƌĞĚďǇŝŶŐ Market Overview U.S. CANNABIS MARKET CONTINUES TO GROW Increasing U.S. Acceptance (3) Industry Revenue Comparison (1) Growing U.S. Legalization (4) (1) Distilled Spirits Council of the United States, BDSA Legal Cannabis Market Forecast (March 2024 ) . (2) Pew Research Center (March 2024 ) . (3) Gallup News Service : October 2 - 23 , 2023 – Final Topline . (4) National Conference of State Legislatures (www . ncsl . org), MJBizDaily (mjbizdaily . com) . Other, N/A Adult - Use Medical - Use 70% - 15% 30% 45% 60% 75% % Americans Supporting Legalization $38B $37B $14B $30B $46B - $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2023 US Spirits Market 2023 US Beer Market 2023 US Wine Market Est. 2023 US Legal Cannabis Sales Projected 2028 US Legal Cannabis Sales Forecast • Rapid Market Growth: The projected 2028 U.S. legal cannabis sales forecast is $46 billion, surpassing the 2023 U.S. spirits market ($38 billion), beer market ($37 billion), and wine market ($14 billion) (1) • Emerging Adult - Use Markets: Projected to drive meaningful growth through 2028, in particular NY, NJ, FL, OH, PA, MN, CT and MD (1) • Expansion of Legalization: . Approximately 74% of Americans live in a state where marijuana is legal for either recreational or medical use and 54% of Americans live in a state where the recreational use of marijuana is legal (2)

Innovative Industrial Properties 12 INDUSTRY TAILWINDS: GROWING LEGAL CANNABIS MARKET $30B $46B 2023 2024E 2025E 2026E 2027E 2028E Long - Term Growth Outlook for Cannabis $46B Estimated Legal Cannabis Sales by 2028 (1) 68% U.S. Population of States with an IIP Presence (2) 88% U.S. adults say marijuana should be legal at some level (3) (1) BDSA Legal Cannabis Market Forecast (March 2024 ) . (2) 2020 US Census Data . (3) Pew Research Center (March 2024 ) . US Legal Cannabis Sales Forecast (1)

Innovative Industrial Properties 13 Institutions (by type) Providing Banking Services to MRBs (2) Institutional Adoption Continues Percentage of FDIC Banks that Offer Services to MRBs (1) INCREASED BANKING SERVICES FOR CANNABIS INDUSTRY Note : “MRB” refers to Marijuana Related Business, businesses that “manufacture,” “distribute” or “dispense” marijuana . (1) Treasury Department, FDIC data . (2) Treasury Department . - 2% 4% 6% 8% 10% 12% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 515 173 143 0 100 200 300 400 500 600 1Q 2014 3Q 2014 1Q 2015 3Q 2015 1Q 2016 3Q 2016 1Q 2017 3Q 2017 1Q 2018 3Q 2018 1Q 2019 3Q 2019 1Q 2020 3Q 2020 1Q 2021 3Q 2021 1Q 2022 3Q 2022 1Q 2023 3Q 2023 1Q 2024 Banks Credit Unions Non-Depository • Increasing trend in FDIC banks offering services to marijuana - related business (“MRBs”) (from 2014 to 2023) reaching an all - time high of ~12% of the total number of banks in 2023 • Steady growth in the number of depository institutions supporting MRBs • ~800 banks, credit unions and other institutions providing services to marijuana - related businesses

Innovative Industrial Properties 14 Licensing • A regulated cannabis operator must obtain proper licensing from the state for the facility • Licensing driven by state specific program requirements, including limited licensing, costs and applicant requirements for licensing, identification of specific real estate for license approval • In many states, a highly competitive process • Limited opportunities for locating regulated cannabis facilities based on zoning and permitting requirements imposed at county and city levels, including community support • Extensive negotiations with local governments for permitting and approvals • Highly regulated at the state and local levels, including extensive security, fire protection, seed to sale tracking, testing, and other requirements • Periodic inspections by local fire and safety officials and cannabis authorities to ensure compliance LICENSING, ZONING & REGULATORY DYNAMICS IIPR has built a strong competitive advantage through its scale, industry network and long - term industry experience Zoning Regulatory

Innovative Industrial Properties 15 Alan Gold Executive Chairman & Co - Founder Co - founder of BioMed Realty Trust (formerly NYSE: BMR); served as Chairman and CEO from inception of its predecessor in 1998 through BMR’s sale in 2016 • Owner and operator of high - quality life science real estate • Previously publicly traded investment grade REIT Co - founded Alexandria Real Estate Equities (NYSE: ARE) in 1994 and served as President and a director until 1998 • Invests in office buildings and laboratories leased to life science and technology companies Executive Chairman of IQHQ, Inc. • Privately - held life science real estate company with properties in both the U.S. and U.K. EXECUTIVE CHAIRMAN & CO - FOUNDER Alan Gold has experience founding and leading real estate companies focused on nuanced, regulated industries.

SENIOR MANAGEMENT TEAM



Paul Smithers

President, CEO and Co-Founder

- 35+ years of legal and regulatory experience
- Previously co-founded Iso Nano International, LLC



David Smith

CFO and Treasurer

- 20+ years of finance and real estate experience
- Former CFO of Aventine Property Group and New Senior Investment Group (NYSE: SNR)



Catherine Hastings

COO

- 20+ years of accounting and real estate experience
- Former VP, Internal Audit of BioMed Realty



Ben Regin

CIO

- 20+ years of real estate and accounting experience
- Former Senior Associate, Investments and Asset Management at BioMed Realty



Brian Wolfe

VP, GC, and Secretary

- Former VP, Corporate Legal of BioMed Realty
- Former attorney at Latham & Watkins LLP



Andy Bui

VP, Chief Accounting Officer

- Former Senior Director, Financial Reporting at BioMed Realty



Tracie Hager

VP, Asset Management

- 30+ years of experience in property management
- Former VP, Property Management at BioMed Realty



Kelly Spicher

VP, Real Estate Counsel

- 20+ years legal experience representing real estate matters
- Former attorney at Foley & Lardner LLP

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